20.

EXHIBIT 32.2

SECTION 1350 CERTIFICATION

The undersigned herby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on form 10-Q, that:

o the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

o the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operation.



/s/ Linda L. Engle
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Linda L. Engle, Executive VP & CFO


Dated: May 10, 2005
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